                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         INA INVESTMENT SECURITIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------
      3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------
      5) Total fee paid:

         -----------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

      1) Amount Previously Paid:

         ---------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------
      3) Filing Party:

         ---------------------------------------------------------------
      4) Date Filed:

         ---------------------------------------------------------------

                         INA INVESTMENT SECURITIES, INC.



                                                      Philadelphia, Pennsylvania
                                                                   April 8, 1999

To Our Shareholders:

  The Annual Meeting of Shareholders of INA Investment Securities, Inc. will be held at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, May 18, 1999 at 9:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

  We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

  The Annual Report of INA Investment Securities, Inc. for the year ended December 31, 1998 has previously been mailed to you.






                                                 Sincerely,





                                                 Richard H. Forde
                                                 Chairman




-------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.

-------------------------------------------------------------------------------

                         INA INVESTMENT SECURITIES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS







To Shareholders of INA Investment Securities, Inc.

The Annual Meeting of Shareholders of INA Investment Securities, Inc. (the "Fund") will be held at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, May 18, 1999 at 9:30 a.m., Eastern Time, for the following purposes:

(1) To elect five Directors to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

(2)   To   ratify   the   appointment   by    the   Board   of   Directors    of
      PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999.

(3) To approve an amendment to the Fund's Certificate of Incorporation to change the name of the Fund to CIGNA Investment Securities, Inc.

(4) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Holders of record of the shares of the Fund at the close of business on April 5, 1999 are entitled to vote at the meeting.







                                               Jeffrey S. Winer
                                               Secretary










Philadelphia, Pennsylvania
April 8, 1999

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                         INA INVESTMENT SECURITIES, INC.

  This proxy statement is furnished in connection with the solicitation of proxies by the Directors of INA Investment Securities, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, May 18, 1999 at 9:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

  Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified therein. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

  For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum; however, abstentions and broker non-votes will have no effect on the outcome of the vote.

  The Board of Directors recommends a vote FOR the election of Directors and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants and FOR the approval of an amendment to the Fund's Certificate of Incorporation to change the name of the Fund to CIGNA Investment Securities, Inc. If no specification is made, the proxy will be voted FOR the election of Directors as listed, FOR the ratification of the appointment of PricewaterhouseCoopers LLP, FOR the approval of an amendment to the Certificate of Incorporation to change the name of the Fund to CIGNA Investment Securities, Inc. and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment thereof. The Board of Directors does not know of any actions to be considered at the meeting other than those referred to above.

  Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

  At the close of business on April 5, 1999, the record date for the determination of shareholders entitled to vote at the meeting, there were 4,792,215 outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about April 12, 1999 to shareholders of record on the record date.

  The principal executive offices of the Fund are located at Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192-2211 and the mailing address of the Fund is P.O. Box 13856, Philadelphia, Pennsylvania 19101.

  THE FUND WILL FURNISH TO A SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT. REQUESTS MAY BE MADE BY WRITING TO THE FUND, P.O. BOX 13856, PHILADELPHIA, PENNSYLVANIA 19101, ATTN: ALFRED A. BINGHAM III, OR BY CALLING 1-800-426-5523.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

  At the meeting, five Directors are to be elected by the shareholders of the Fund. The Board of Directors has nominated and recommends the election of Messrs. Hugh R. Beath, Richard H. Forde, Russell H. Jones, Thomas C. Jones and Paul J. McDonald. Each of the nominees is currently serving on the Board of Directors. Shareholders are asked to elect Messrs. Beath, Forde, R. Jones, T. Jones and McDonald as Directors of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his successor.

  Each of the Directors of the Fund also serves as a Trustee of CIGNA High Income Shares ("CHIS"). CIGNA Investments, Inc. ("CII"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CHIS. CHIS will hold an annual meeting on April 27, 1999, at which shareholders will be asked to elect Messrs. Beath, Forde, R. Jones, T. Jones and McDonald as Trustees.

  All shares represented by valid proxies will be voted in the election of Directors for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Directors of the Fund, or the Board of Directors may reduce the number of Directors, as authorized by the By-Laws. All of the nominees have agreed to serve if elected.

  Mr. Beath was first elected to the Board in 1987. Messrs. Jones and McDonald were first elected in 1995. Mr. T. Jones was first elected in 1998. Mr. Forde was appointed to the Board in 1998. Messrs. Beath, R. Jones, T. Jones and McDonald were last elected by shareholders on April 28, 1998.

  The following table sets forth the number of shares of the Fund and shares of CIGNA beneficially owned by those who served on the Board of Directors during 1998 and by the Fund's Directors and officers as a group. The Information provided is as of December 31, 1998. As of December 31, 1998, neither the Directors as a group nor the Directors and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund or of CIGNA.

Name                                      Fund        CIGNA
----                                      ----        -----
R. Bruce Albro(1)                           0             0
Hugh R. Beath                               0             0
Richard H. Forde(2)                         0        27,050
Russell H. Jones                          100             0
Thomas C. Jones(2)                          0       113,779
Paul J. McDonald                          550             0
Directors and Officers As a Group         650       141,457
(1) Mr. Albro retired from CIGNA and resigned from the Board in 1998.
(2) Included shares of CIGNA which may be acquired within 60 days upon the exercise of outstanding stock options, as follows: Mr. Forde 22,320, Mr. T. Jones 105,787.

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Directors and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Directors and greater than 10% beneficial owners were satisfied.

  The following section sets forth as to each nominee his age, present position, his principal occupation or employment during the last five years, his principal affiliations, including any directorships he presently holds in companies that have issued publicly-held securities and any material interest in or relationship with CII and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a director of the Fund, and as a Trustee of CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, and CIGNA High Income Shares, except that Mr. Forde is not a Trustee of CIGNA Variable Products Group.

NOMINEES:

HUGH  R.  BEATH,  67,  Advisory  Director,   AdMedia  Corporate  Advisors,  Inc.
(investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc.

RICHARD H. FORDE*, 45, Senior Managing Director, CII and CIGNA Investment Advisory Company, Inc.; President, Senior Managing Director and Director, CIGNA International Investment Advisors, Ltd.

RUSSELL H. JONES, 54, Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial distribution); Corporator, Hartford Seminary; Trustee and Senior Fellow, American Leadership Forum; previously Vice President, Kaman Corporation; Trustee, Connecticut Policy and Economic Counsel.

THOMAS C. JONES*, 52, President and Chief Investment Officer, CIGNA Investment Management, a division of CIGNA; President and Director, CII and CIGNA Investment Group, Inc.; Director, CIGNA International Investment Advisors, Ltd.; President, CIGNA Investment Advisory Company, Inc.; President, Connecticut General Life Insurance Company. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA; previously President, CIGNA Individual Insurance, a division of CIGNA; President, CIGNA Reinsurance - Property & Casualty; a division of CIGNA; Executive Vice President and Director, NAC RE Corporation.

PAUL J. MCDONALD, 55, Senior Executive Vice President and Chief Financial Officer, Friendly Ice Cream Corporation (family restaurants and dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Regional Director - Western Massachusetts, Bank of Boston; previously Senior Executive Vice President, Finance and Chief Administrative Officer, Friendly Ice Cream Corporation.

  No officer of the Fund and no Director of the Fund received any remuneration from the Fund during 1998 at the same time he was serving as a Director, officer or employee of CII, CIGNA or any of its subsidiaries. The other current Directors, taken as a group, were paid or accrued Director fees for 1998 from the Fund in the aggregate amount of $24,600. Under current compensation arrangements, such Directors will be entitled to receive from the Fund an annual retainer of $6,600 plus a fee of $200 for each Board meeting attended and $200 for each Committee meeting attended. These Trustees will also be entitled to receive, as compensation for their services as Trustees, an annual retainer of $2,000, a $200 Board meeting fee, and a $200 Committee meeting fee from each of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group, except that the annual retainer for CIGNA Institutional Funds Group is being waived while the net assets of its sole series of shares, CIGNA International Stock Fund, are below $25,000,000, and the annual retainer for CIGNA Funds Group is also being waived. In addition, these Directors will be entitled to receive an annual retainer of $8,600, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA High Income Shares. All Directors are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities. The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Trustees in 1998:

-------
* Nominee is an "interested person" of the Fund and CII within the meaning of the Investment Company Act of 1940.

                                                             Total
                                                             Compensation
                                                             from Fund
                                                             And CIGNA
Name of Person,                 Aggregate                    Complex
Position with                   Compensation                 Paid to
Fund                            from Fund                    Directors (d)
--------------------------------------------------------------------------------
R. Bruce Albro,                 $      0                     $      0
Director,
Chairman and President(a)

Hugh R. Beath,
Director (b)                       8,200                       25,400

Richard H. Forde                $      0                     $      0
President,
Chairman and Director

Russell H. Jones,                  8,200                       25,400
Director

Thomas C. Jones,                       0                            0
Director

Paul J. McDonald,                  8,200                       25,400
Director (c)                   ----------                   ----------
                               $  24,600                    $  76,200
                               ==========                   ==========

----------------

 (a)     Mr. Albro retired from CIGNA and resigned from the Board in 1998.

 (b) All but $1,525 of Mr. Beath's 1998 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $213,647 as of December 31, 1998.

 (c) All but $1,525 of Mr. McDonald's 1998 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $135,937 as of December 31, 1998.

 (d) There were four (4) investment companies other than the Fund in the CIGNA fund complex.


  The Board of Directors held five Board meetings during 1998. Each Director attended more than 75% of the aggregate meetings of the Board and Committees on which such Director served during the year. The Board of Directors has three standing committees as follows:

AUDIT COMMITTEE

  The Audit Committee reviews the accounting controls and procedures and the quality of accounting services rendered to the Fund by independent accountants, and inquires into the work of management and of the independent accountants and the working relationships between them. It has direct access to the independent accountants, and to financial officers and such other officers as the Committee deems desirable. The Committee also has the authority to approve the scope of the annual audit and reports the results of its work to the Board of Directors on an appropriate schedule. The Committee held one meeting in 1998. The current members of the Committee are Messrs. Beath, R. Jones and McDonald (Chairman), none of whom are interested persons of the Fund.

CONTRACTS COMMITTEE

  The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Directors concerning the renewal of the Investment Advisory Agreement. In performing its function, the Committee obtains from CII such information as it deems necessary to evaluate the terms of the Investment Advisory Agreement and any changes or amendments thereto or replacements thereof. The Committee held two meetings in 1998. The current members of the Committee are Messrs. Beath, R. Jones (Chairman) and McDonald, none of whom are interested persons of the Fund.

NOMINATING COMMITTEE

  The  Nominating  Committee  manages the  development  and  maintenance  of the
Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Directors. No policy or procedure has been established as to the recommendation of Director nominees by shareholders. The Committee held two meetings in 1998. The current members of the Committee are Messrs. Beath (Chairman), R. Jones and McDonald, none of whom are interested persons of the Fund.

REQUIRED VOTE

  Each nominee for Director receiving the affirmative vote of a majority of the votes cast for election of Directors shall be elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.



                                  PROPOSAL 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

  The firm of PricewaterhouseCoopers LLP has been selected by the Board of Directors of the Fund as independent accountants for the Fund for the fiscal year ending December 31, 1999. Shareholders are asked to ratify the selection of independent accountants at the meeting.

  For the fiscal year ended December 31, 1998, PricewaterhouseCoopers LLP performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

  PricewaterhouseCoopers LLP also serves as independent accountants for CIGNA High Income Shares and for each of the series of shares of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PricewaterhouseCoopers LLP also serves as independent accountants for CIGNA.

  Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting and will be provided an opportunity to make a statement and to respond to appropriate questions from shareholders.

REQUIRED VOTE

  The selection of PricewaterhouseCoopers LLP as independent accountants of the Fund will be ratified upon the affirmative vote of a majority of the votes cast by the shareholders of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
   AMENDMENT OF THE FUND'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF
                 THE FUND TO CIGNA INVESTMENT SECURITIES, INC.

As a result of the proposed sale by CIGNA of certain of its businesses to ACE Limited, the Fund will no longer be able to use the name "INA." Changing the name of the Fund will require an amendment to the Fund's Certificate of Incorporation, and Delaware law requires shareholders to approve this amendment. Shareholders are asked to approve an amendment to the Fund's Certificate of Incorporation to change the name of the Fund to CIGNA Investment Securities, Inc.

REQUIRED VOTE

Approval of an amendment to the Fund's Certificate of Incorporation to change the name of the Fund to CIGNA Investment Securities, Inc. requires the affirmative vote of a majority of the votes cast by the shareholders of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.


                             MANAGEMENT OF THE FUND

  Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in Proposal 1 under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 1998, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

ALFRED A. BINGHAM III, 54, Vice President and Treasurer, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Assistant Vice President, CII.

JEFFREY S. WINER, 41, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Vice President, Connecticut General Life Insurance Company; previously Counsel, CIGNA.

                                 OTHER BUSINESS

SHAREHOLDER PROPOSALS FOR 2000

  Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2000 annual meeting must be received by management of the Fund prior to November 3, 1999.

  The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.





                                                    Jeffrey S. Winer
                                                    Secretary









Philadelphia, Pennsylvania
April 8, 1999

--------------------------------------------------------------------------------
                         INA INVESTMENT SECURITIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of INA Investment Securities, Inc. (the "Fund"), on Tuesday, May 18, 1999 at 9:30 a.m., Eastern Time, at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein with respect to the matters described in the notice and accompanying proxy statement for said meeting. The Directors recommend that you vote "FOR" each of the proposals. As to any other matter, or if any nominee for the office of Director is not available for election, said proxies shall vote in accordance with their best judgment.

|------------------------------------------------------------------------------|
|PLEASE  VOTE,  DATE,  AND  SIGN ON REVERSE SIDE AND  RETURN  PROMPTLY  IN  THE|
|ENCLOSED ENVELOPE.                                                            |
|------------------------------------------------------------------------------|
|------------------------------------------------------------------------------|
|Please sign this proxy exactly as your name appears on the books of the Fund.| |Joint owners should each sign personally. Trustees and other fiduciaries| |should indicate the capacity in which they sign. If a corporation or| |partnership, this signature should be that of an authorized officer who should|
|state his or her title.                                                       |
|------------------------------------------------------------------------------|

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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



[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

---------------------------------
 INA INVESTMENT SECURITIES, INC.
---------------------------------


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SHOWN ON THIS PROXY CARD.

CONTROL NUMBER:


1. Election of Directors.
                                              FOR ALL     WITH-        FOR ALL
                                              NOMINEES    HOLD         EXCEPT
                  MESSRS.                      _           _            _
     BEATH, FORDE, R. JONES, T. JONES AND     [_]         [_]          [_]
     MCDONALD

   If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                               FOR        AGAINST      ABSTAIN
2. Ratification of the selection of Price-      _          _            _
   waterhouseCoopers LLP as independent        [_]        [_]          [_]
   accountants for the Fund for fiscal year
   1999.

                                               FOR        AGAINST      ABSTAIN
3. Amendment of the Fund's Certificate of       _          _            _
   Incorporation to change the name of the     |_|        |_|          |_|
   Fund to CIGNA Investment Securities, Inc.


4. In their discretion upon such other matters as may properly come before the meeting.


   Mark box at right if an address change or comment has been noted on  _
   the reverse side of this card.                                      [_]


   RECORD DATE SHARES:




                                                   |---------------------------|
Please be sure to sign and date this Proxy.        |Date                       |
|--------------------------------------------------|---------------------------|
|                                                                              |
|----Shareholder sign here--------------------------Co-owner sign here---------|